EXHIBIT 1.01A

                           FORM OF COMPETITIVE NOTE


$[insert amount of Lender's Commitment]                 [New York, New York]
                                                        [Date]


        FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], [an unincorporated voluntary business association organized under the laws of the Commonwealth of Massachusetts]{1} [a corporation organized under the laws of the State of Connecticut]{2} [a corporation organized under the laws of the Commonwealth of Massachusetts]{3} (the "Borrower"), hereby promises to pay to the order of [NAME OF LENDER] (the "Lender"), (i)on the last day of each Interest Period, as defined in the Credit Agreement referred to below, the aggregate unpaid principal amount of all Competitive Advances (as defined in the Credit Agreement) made by the Lender to the Borrower pursuant to Section
3.03 of the Credit Agreement to which such Interest Period applies and (ii)on the Termination Date (as defined in the Credit Agreement), the lesser of the
principal sum of $___________ [         ] and the aggregate unpaid principal
amount of all Competitive Advances made by the Lender to the Borrower pursuant to Section 3.03 of the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest on such principal amount from time to time outstanding, in like funds, at a rate or rates per annum and payable with respect to such periods and on such dates as determined pursuant to the Credit Agreement.

        The Borrower promises to pay interest, on demand, on any overdue principal and overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

        The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

        All borrowings evidenced by this Competitive Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holders in its internal records; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Competitive Note and the Credit Agreement.

        This Competitive Note is one of the Competitive Notes referred to in
the Credit Agreement dated as of November   , 1996 among the Borrower, [The
Connecticut Light and Power Company, Western Massachusetts Electric Company, Northeast Utilities, as applicable], the Banks and Agents named therein and Citibank, N.A., as Administrative Agent (as amended from time to time in accordance with its terms, the "Credit Agreement") and is subject to the terms and conditions contained in the Credit Agreement and is entitled to the benefits thereof. The Credit Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity thereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This Competitive Note shall be construed in accordance with and governed by the laws of the State of New York and any applicable laws of the United States of America.

        [No shareholder or trustee of the Borrower shall be held to any liability whatever for the payment of any sum of money or for damages or otherwise under this Competitive Note, and this Competitive Note shall not be enforceable against any such trustee in their or his or her individual capacities or capacity; this Competitive Note shall be enforceable against the trustees of the Borrower only as such, and every, person, firm, association, trust or corporation having any claim or demand arising under this Competitive Note relating to the Borrower, its shareholders or trustees shall look solely to the trust estate of the Borrower for payment or satisfaction thereof.]{4}

                                             [NAME OF BORROWER]



                                             By_________________________________
                                                Title:

      **FOOTNOTES**

      {1}  For NU.

      {2}  For CL&P.

      {3}  For WMECO.

      {4}  To be included in NU's Note only.

                                                             GRID NOTE SCHEDULE


COMPANY NAME:  [NAME OF BORROWER]

_______________________________________________________________________________________________________________________

ISSUE
          AMOUNT OF       INTEREST       INTEREST         NUMBER         INTEREST         DATE          AMOUNT       NOTED
DATE      PRINCIPAL       RATE           PERIOD           OF DAYS        DUE              PAID          PAID         BY
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________

                                                                 EXHIBIT 1.01B

                             FORM OF CONTRACT NOTE


$[insert amount of Lender's                                [New York, New York]
Commitment]                                                [Date]


        FOR VALUE RECEIVED, the undersigned, [NAME OF BORROWER], [an unincorporated voluntary business association organized under the laws of the Commonwealth of Massachusetts]{1} [a corporation organized under the laws of the State of Connecticut]{2} [a corporation organized under the laws of the Commonwealth of Massachusetts]{3} (the "Borrower"), hereby promises to pay to the order of [NAME OF LENDER] (the "Lender"), (i)on the last day of each Interest Period, as defined in the Credit Agreement referred to below, the aggregate unpaid principal amount of all Contract Advances (as defined in the Credit Agreement) made by the Lender to the Borrower pursuant to Sections 3.01 and 3.02 of the Credit Agreement to which such Interest Period applies and
(ii)on the Termination Date (as defined in the Credit Agreement), the lesser
of the principal sum of $___________ [         ] and the aggregate unpaid
principal amount of all Contract Advances made by the Lender to the Borrower pursuant to Sections 3.01 and 3.02 of the Credit Agreement, in lawful money of the United States of America in immediately available funds, and to pay interest on such principal amount from time to time outstanding, in like funds, at a rate or rates per annum and payable with respect to such periods and on such dates as determined pursuant to the Credit Agreement.

        The Borrower promises to pay interest, on demand, on any overdue principal and overdue interest from their due dates at a rate or rates determined as set forth in the Credit Agreement.

        The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance.

        All borrowings evidenced by this Contract Note and all payments and prepayments of the principal hereof and interest hereon and the respective dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that any failure of the holder hereof to make such a notation or any error in such notation shall not in any manner affect the obligation of the Borrower to make payments of principal and interest in accordance with the terms of this Contract Note and the Credit Agreement.

        This Contract Note is one of the Contract Notes referred to in the
Credit Agreement dated as of November      , 1996 among the Borrower, [The
Connecticut Light and Power Company, Western Massachusetts Electric Company, Northeast Utilities, as applicable], the Banks and Agents named therein and Citibank, N.A., as Administrative Agent (as amended from time to time in accordance with its terms, the "Credit Agreement") and is subject to the terms and conditions contained in the Credit Agreement and is entitled to the benefits thereof. The Credit Agreement, among other things, contains provisions for the acceleration of the maturity hereof upon the happening of certain events, for prepayment of the principal hereof prior to the maturity thereof and for the amendment or waiver of certain provisions of the Credit Agreement, all upon the terms and conditions therein specified. This Contract Note shall be construed in accordance with and governed by the laws of the State of New York and any applicable laws of the United States of America.

        [No shareholder or trustee of the Borrower shall be held to any liability whatever for the payment of any sum of money or for damages or otherwise under this Contract Note, and this Contract Note shall not be enforceable against any such trustee in their or his or her individual capacities or capacity; this Contract Note shall be enforceable against the trustees of the Borrower only as such, and every, person, firm, association, trust or corporation having any claim or demand arising under this Contract Note relating to the Borrower, its shareholders or trustees shall look solely to the trust estate of the Borrower for payment or satisfaction thereof.]{4}

                                             [NAME OF BORROWER]



                                             By________________________________
                                                 Title:

**FOOTNOTES**

   {1}  For NU.
   {2}  For CL&P.
   {3}  For WMECO.

   {4}  To be included in NU's Note only.

                                                          GRID NOTE SCHEDULE

COMPANY NAME:  [NAME OF BORROWER]

________________________________________________________________________________________________________________________

DATE OF         AMOUNT OF        INTEREST       INTEREST       NUMBER        INTEREST      DATE       AMOUNT      NOTED
ADVANCE         PRINCIPAL        RATE           PERIOD         OF DAYS       DUE           PAID       PAID        BY

________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________
________________________________________________________________________________________________________________________

                                                                    EXHIBIT 3.01

                               FORM OF NOTICE OF CONTRACT BORROWING


                                                                [Date]{1}


Citibank, N.A., as Administrative
   Agent for the Lenders party to
   the Credit Agreement referred to below,
399 Park Avenue
New York, New York 10043

Attention: ________________


Ladies and Gentlemen:

        The undersigned, [NAME OF BORROWER] (the "Borrower"), refers to the
Credit Agreement, dated as of November     , 1996 (the "Credit Agreement"),
among Northeast Utilities, The Connecticut Light and Power Company, Western Massachusetts Electric Company, the Banks and Agents named therein, and Citibank, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby gives you notice pursuant to
Section 3.01 of the Credit Agreement that it requests a Contract Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A)     Date of proposed Contract Borrowing          ______________________
        (which is a Business Day)


(B)     Principal Amount                             ______________________
        of Contract Borrowing{2}


(C)     Type of Advance{3}                           ______________________

(D)     Interest Period{4}                           ______________________

(E)     Borrower Sublimit                            ______________________

(F)     Aggregate amount of Advances
        outstanding to the Borrower                  ______________________

        Upon acceptance of any or all of the Contract Advances requested in this Notice, the undersigned shall be deemed to have represented and warranted that the conditions precedent to each Contract Advance applicable to it specified in Section [5.02(a)]{5} [5.03(a)]{6} of the Credit Agreement have been satisfied.

                                             Very truly yours,

                                             [NAME OF BORROWER]


                                             By________________________________
                                                 Title:

**FOOTNOTES**

{1} The Notice of Contract Borrowing must be received by the Administrative
    Agent (i) in the case of a proposed Contract Borrowing to consist of Eurodollar Advances, by telex or telecopier not later than 11:00 a.m. (New York City time), three Business Days prior to a proposed Borrowing and (ii) in the case of a proposed Contract Borrowing to consist of Base Rate Advances, by telex or telecopier not later than 11:00 a.m. (New York City time), on the day of a proposed Competitive Borrowing.

{2}  Not less than $10,000,000 and in integral multiples of 1,000,000.

{3}  Eurodollar Advance or Base Rate Advance.

{4} Which shall be subject to the definition of "Interest Period" and end not later than the Termination Date.

{5} Applicable to Borrowings that increase the aggregate principal amount of Contract Advances made by the Lenders to the Borrower.

{6} Applicable to Borrowings that do not increase the aggregate principal amount of Contract Advances made to the Borrower.

                                                                 EXHIBIT 3.03A-1




                            FORM OF COMPETITIVE BID REQUEST
                          (Eurodollar Competitive Borrowing)

                                        [Date]{1}


Citibank, N.A., as Administrative
  Agent, for the Lenders party to
  the Credit Agreement referred to below
399 Park Avenue
New York, New York 10043


Attention:  ____________________


Ladies & Gentlemen:

        The undersigned, [NAME OF BORROWER] (the "Borrower"), refers to the
Credit Agreement, dated as of November    , 1996 (the "Credit Agreement"),
among the Borrower, [Northeast Utilities, The Connecticut Light and Power Company, Western Massachusetts Electric Company, as applicable], the Banks and Agents named therein, and Citibank, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 3.03(b)(i) of the Credit Agreement that it requests a Competitive Borrowing to consist of Eurodollar Competitive Advances under the Credit Agreement, and in that connection sets forth below the terms on which such Eurodollar Competitive Borrowing is requested to be made:

(i)     Date of Competitive
        Borrowing (which is a Business Day)          ___________________

(ii)    Aggregate Principal Amount of
        Eurodollar Competitive Advances{2}           ___________________

(iii)   Interest Period for Eurodollar
        Competitive Advances and the last
        day thereof{3}                               ___________________

(iv)    Borrower Sublimit                            ___________________

(v)     Aggregate Amount of Advances
        to be outstanding to the Borrower on
        the date of proposed Competitive
        Borrowing (after giving effect to such
        Competitive Borrowing)                        __________________


        Upon acceptance of any or all of the Advances offered by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions precedent to each Advance applicable to the Borrower specified in Section 5.02(a) of the Credit Agreement have been satisfied.


                                      Very truly yours,

                                      [NAME OF BORROWER]



                                      By________________________________
                                          Title:


**FOOTNOTES**

(1} Not later than four Business Days prior to date of proposed Competitive Borrowing to consist of Eurodollar Competitive Advances.

{2} Not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof.

{3} Which shall be subject to the definition of "Interest Period" and end not later than the Termination Date.

                                                                EXHIBIT 3.03A-2




                            FORM OF COMPETITIVE BID REQUEST
                           (Fixed Rate Competitive Borrowing)

                                        [Date]{1}


Citibank, N.A., as Administrative
  Agent, for the Lenders party to
  the Credit Agreement referred to
  below
399 Park Avenue
New York, New York 10043


Attention:  ____________________


Ladies & Gentlemen:

        The undersigned, [NAME OF BORROWER] (the "Borrower"), refers to the
Credit Agreement, dated as of November     , 1996 (the "Credit Agreement"),
among the Borrower, [Northeast Utilities, The Connecticut Light and Power Company, Western Massachusetts Electric Company, as applicable], the Banks and Agents named therein, and Citibank, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Borrower hereby gives you notice pursuant to Section 3.03(b)(i) of the Credit Agreement that it requests a Competitive Borrowing to consist of Fixed Rate Competitive Advances under the Credit Agreement, and in that connection sets forth below the terms on which such Fixed Rate Competitive Borrowing is requested to be made:

(vi)    Date of Competitive
        Borrowing (which is a Business Day)          ___________________

(vii)   Aggregate Principal Amount of
        Fixed Rate Competitive Advances{2}           ___________________

(viii)  Interest Period for Fixed Rate
        Competitive Advances and the last
        day thereof{3}                               ___________________

(ix)    Borrower Sublimit                            ___________________

(x)     Aggregate Amount of Advances
        to be outstanding to the Borrower on
        the date of proposed Competitive
        Borrowing (after giving effect to
        such Competitive Borrowing)                  __________________


        Upon acceptance of any or all of the Advances offered by the Lenders in response to this request, the Borrower shall be deemed to have represented and warranted that the conditions precedent to each Advance applicable to the Borrower specified in Section 5.02(a) of the Credit Agreement have been satisfied.


                                      Very truly yours,

                                      [NAME OF BORROWER]



                                      By________________________________
                                          Title:


**FOOTNOTES**

{1} Not later than one Business Day prior to date of proposed Competitive Borrowing to consist of Fixed Rate Competitive Advances.

{2} Not less than $10,000,000 or an integral multiple of $1,000,000 in excess thereof.

{3} Which shall be subject to the definition of "Interest Period" and end not later than the Termination Date.

                                                                 EXHIBIT 3.03B



                     FORM OF NOTICE OF COMPETITIVE BID REQUEST



To the Lenders party to
   the Credit Agreement
   referred to below


                                      [Date]


Ladies and Gentlemen:

        Reference is made to the Credit Agreement, dated as November    , 1996
(the "Credit Agreement"), among Northeast Utilities, The Connecticut Power and Light Company and Western Massachusetts Electric Company, the Banks and Agents named therein, and Citibank, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. [NAME OF BORROWER] made a Competitive
Bid Request on             , 19  , pursuant to Section 3.03(b)(i) of the Credit
Agreement requesting a Competitive Borrowing consisting of [Fixed Rate] [Eurodollar] Competitive Advances, and in that connection you are invited to submit a Competitive Bid by [Date]/[Time].{1} Your Competitive Bid must comply with Section 3.03(b)(ii) of the Credit Agreement and the terms set forth on the Competitive Bid Request attached as Schedule I hereto.

                                      Very truly yours,

                                      CITIBANK, N.A.,
                                         as Administrative Agent



                                      By__________________________
                                            Title:

**FOOTNOTES**

{1} The Competitive Bid must be received by the Administrative Agent (i)in the case of a proposed Competitive Borrowing to consist of Eurodollar Competitive Advances, by telex or telecopier not later than 9:30 a.m. (New York City time), three Business Days prior to a proposed Competitive Borrowing and (ii)in the case of a proposed Competitive Borrowing to consist of Fixed Rate Competitive Advances, by telex or telecopier not later than 9:30 a.m. (New York City time), on the day of a proposed Competitive Borrowing.

                                                                EXHIBIT 3.03C-1



                              FORM OF COMPETITIVE BID
                          (Eurodollar Competitive Advance)


                                      [Date]{1}


Citibank, N.A., as Administrative
   Agent, for the Lenders party to
   the Credit Agreement referred to
   below
399 Park Avenue
New York, New York 10043


Attention:  ____________________


Ladies & Gentlemen:

     The undersigned, [NAME OF LENDER], refers to the Credit Agreement, dated as
of November     , 1996 (the "Credit Agreement"), among Northeast Utilities, The
Connecticut Power & Light Company and Western Massachusetts Electric Company, the Banks and Agents named therein, and Citibank, N.A., as Administrative
Agent.

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby makes a Competitive Bid pursuant to Section 3.03(b)(ii) of the Credit Agreement, in response to the Competitive Bid Request made by the [NAME OF BORROWER]
(the "Borrower") on _________, 19 , and in that connection sets forth below the terms on which such Competitive Bid is made:

(A)     Principal Amount of
        Eurodollar Competitive
        Advance {2}                                  ___________________

(B)     Competitive Margin                           [+/-   %]

(C)     Interest Period for
        Eurodollar Competitive Advance
        and last day thereof                         ___________________


        The undersigned hereby confirms that it is prepared to extend credit to the Borrower upon acceptance by the Borrower of this bid in accordance with
Section 3.04 of the Credit Agreement.


                                      Very truly yours,


                                      [NAME OF LENDER]



                                      By_________________________
                                         Title:


**FOOTNOTES**

{1} To be received by the Administrative Agent not later than 9:30 a.m. (New York City time) three Business Days prior to a proposed Competitive Borrowing to consist of Eurodollar Competitive Advances.

{2} Not less than $10,000,000 and in an integral multiple of $1,000,000 in excess thereof. Multiple bids will be accepted by the Administrative Agent.

                                                                 EXHIBIT 3.03C-2



                            FORM OF COMPETITIVE BID
                        (Fixed Rate Competitive Advance)


                                    [Date]{1}


Citibank, N.A., as Administrative
   Agent, for the Lenders party to
   the Credit Agreement referred to
   below
399 Park Avenue
New York, New York 10043


Attention:  ____________________


Ladies & Gentlemen:

        The undersigned, [NAME OF LENDER], refers to the Credit Agreement, dated
as of  November     , 1996 (the "Credit Agreement"), among Northeast Utilities,
The Connecticut Power & Light Company and Western Massachusetts Electric Company, the Banks and Agents named therein, and Citibank, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby makes a Competitive Bid pursuant to Section 3.03(b)(ii) of the Credit Agreement, in response to the Competitive Bid Request made by the [NAME OF BORROWER] (the "Borrower") on _________, 19 , and in that connection sets forth below the terms on which such Competitive Bid is made:

(A)     Principal Amount of
        Fixed Rate Competitive
        Advance {2}                                  ___________________

(B)     Competitive Margin                           [+/-   %]

(C)     Interest Period for
        Fixed Rate Competitive Advance
        and last day thereof                         ___________________


        The undersigned hereby confirms that it is prepared to extend credit to the Borrower upon acceptance by the Borrower of this bid in accordance with
Section 3.04 of the Credit Agreement.


                                      Very truly yours,


                                      [NAME OF LENDER]



                                      By_________________________
                                         Title:

**FOOTNOTES**

(1} To be received by the Administrative Agent not later than 9:30 a.m. (New York City time) on the day of a proposed Competitive Borrowing to consist of Eurodollar Competitive Advances.

{2} Not less than $10,000,000 and in an integral multiple of $1,000,000 in excess thereof. Multiple bids will be accepted by the Administrative Agent.

                                                                EXHIBIT 3.03D-1




                       FORM OF COMPETITIVE BID ACCEPTANCE
                       (Eurodollar Competitive Borrowing)



                                     [Date]{1}


Citibank, N.A., as Administrative
   Agent, for the Lenders party to
   the Credit Agreement referred to
   below
399 Park Avenue
New York, New York 10043


Attention:  ____________________


Ladies & Gentlemen:

        Reference is made to the Credit Agreement, dated as of November      ,
1996 (the "Credit Agreement"), among Northeast Utilities, The Connecticut Power and Light Company and Western Massachusetts Electric Company, the Banks and Agents named therein, and Citibank, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
        We have received a summary of bids in connection with our Competitive Bid Request dated ___________, 19__ made by [NAME OF BORROWER] and in accordance with Section 3.03(iv) of the Credit Agreement, we hereby accept the following bids for maturity on [date]:

Principal Amount       Competitive Margin           Lender

$                      [+/-.  %]

$

We hereby reject the following bids:

Principal AmountCompetitive Margin                  Lender

$                      [+/-.  %]

$


        The $      should be deposited in Citibank, N.A. account number
[] on [date] [or] [wire transferred to [Name of Bank] account number
[] [other wire instructions] on [date]].


                                      Very truly yours,

                                      [NAME OF BORROWER]



                                      By________________________________
                                          Title:

**FOOTNOTES**

{1} To be received by the Administrative Agent not later than 10:15 a.m. (New York City time) three Business Days before a proposed Competitive Borrowing.

                                                                 EXHIBIT 3.03D-2




                        FORM OF COMPETITIVE BID ACCEPTANCE
                        (Fixed Rate Competitive Borrowing)



                                     [Date]{1}


Citibank, N.A., as Administrative
   Agent, for the Lenders party to
   the Credit Agreement referred to
   below
399 Park Avenue
New York, New York 10043


Attention:  ____________________


Ladies & Gentlemen:

        Reference is made to the Credit Agreement, dated as of November      ,
1996 (the "Credit Agreement"), among Northeast Utilities, The Connecticut Power and Light Company and Western Massachusetts Electric Company (collectively, the "Borrowers"), the Banks and Agents named therein, and Citibank, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

        We have received a summary of bids in connection with our Competitive Bid Request dated ___________, 19__ made by [NAME OF BORROWER] and in accordance with Section 3.03(iv) of the Credit Agreement, we hereby accept the following bids for maturity on [date]:

Principal Amount       Competitive Margin           Lender

$                      [+/-.  %]

$

We hereby reject the following bids:

Principal AmountCompetitive Margin                  Lender

$                      [+/-.  %]

$


        The $      should be deposited in Citibank, N.A. account number
[] on [date] [or] [wire transferred to [Name of Bank] account number
[] [other wire instructions] on [date]].


                                      Very truly yours,

                                      [NAME OF BORROWER]



                                      By________________________________
                                          Title:

**FOOTNOTES**

{1} To be received by the Administrative Agent not later than 10:15 a.m. (New York City time) on the day of a proposed Competitive Borrowing.

                                                                  EXHIBIT 5.01A



                             [Form of Opinion of Day, Berry & Howard]

                                           November __, 1996


To each of the Lenders and Co-Agents
parties to the Credit Agreement referred to below and to Citibank, N.A.
as Administrative Agent under
such Credit Agreement

Ladies and Gentlemen:

        We have acted as counsel to Northeast Utilities ("NU"), The Connecticut Light and Power Company ("CL&P") and Western Massachusetts Electric Company ("WMECO"; NU, CL&P and WMECO, each being a "Borrower", and collectively, the "Borrowers") in connection with the preparation, execution and delivery of the Credit Agreement dated as of November __, 1996 (the "Credit Agreement"), among the Borrowers, the Banks and Co-Agents named therein and Citibank, N.A. as Administrative Agent for the Lenders thereunder. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined. This opinion is furnished to you pursuant to Section 5.01(a)(viii)(A) of the Credit Agreement.

        In that connection, we have examined:

        (a) counterparts of the Credit Agreement, executed by each of the parties thereto,

        (b) the Notes of each Borrower payable to the order of each Bank, executed by the Borrower party thereto,

        (c) The declaration of trust of NU and all amendments thereto (the "Declaration of Trust") and the articles of incorporation of each of CL&P and WMECO and all amendments thereto (the Declaration of Trust or such articles of incorporation, as amended, of each Borrower being hereinafter referred to as the "Charter" of such Borrower) and the by-laws of each Borrower and all amendments thereto (the "By-laws" of such Borrower), in each case as in effect on the date hereof,

        (d)    The other documents furnished by each Borrower pursuant to
Section 5.01 of the Credit Agreement,

        (e) Certificates of the Secretary of State of Connecticut, dated _________, 1996, attesting to the continued existence and good standing of CL&P in that state, and

        (f) Certificate of the Secretary of the Commonwealth of Massachusetts, dated October 22, 1996, attesting to the continued existence of WMECO in that state, and

        (g) Certificate of the Secretary of the Commonwealth of Massachusetts, dated October 23, 1996, attesting, among other things, to the filing of necessary certificates required to be filed by NU under Chapter 182 of the General Laws of the Commonwealth of Massachusetts.

In addition, we have examined the originals, or copies certified to our satisfaction, of such other corporate or other similar records of the Borrowers and NUSCO, certificates of public officials and of officers of the Borrowers and NUSCO, and such other agreements, instruments and other documents, as we have deemed necessary as a basis for the opinions expressed below. In our examination of such agreements, instruments and documents, we have assumed the genuineness of all signatures, the authenticity of all agreements, instruments and documents submitted to us as originals, and the conformity to original agreements, instruments and documents of all agreements, instruments and documents submitted to us as certified, conformed or photostatic copies and the authenticity of the originals of such copies. As to questions of fact material to such opinions, we have assumed without verification and relied upon the accuracy of the representations as to factual matters set forth in the Credit Agreement and in certificates of each Borrower or their respective officers or of public officials. Nothing has come to our attention, however, calling into question the accuracy of such representations.

        We have assumed the due execution and delivery, pursuant to due authorization, by the Banks, the Administrative Agent and the Co-Agents of the Credit Agreement.

        The opinions set forth herein are limited to the laws of the States of Connecticut and New York, the Commonwealth of Massachusetts and the Federal laws of the United States. Insofar as the opinions herein expressed are dependent upon matters arising under the laws of the State of New Hampshire, we have relied upon the opinion of Catherine E. Shively, Senior Counsel of PSNH. In addition, with respect to our opinions in paragraphs 2 (other than as to matters arising under the laws of the State of Connecticut), 3 (other than as to matters arising under the laws of the State of Connecticut), 5(iii), 7, 9 and 10, we have relied on the opinion delivered to you today of Jeffrey C. Miller, Assistant General Counsel of NUSCO. We believe our reliance on such opinions is justified.

        Based upon the foregoing and upon such investigation as we have deemed necessary, we are of the following opinion:

        1. CL&P is a corporation duly organized, validly existing and in good standing under the laws of the State of Connecticut, has the requisite corporate power and authority to own its property and assets and to carry on its business as now conducted and is duly qualified to do business in, and is in good standing in, all other jurisdictions where the nature of its business or the nature of property owned or used by it makes such qualification necessary, except where the failure so to qualify would not have a material adverse effect on the financial condition, properties or operations of CL&P.

        2. WMECO is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, has the requisite corporate power and authority to own its property and assets and to carry on its business as now conducted and is duly qualified to do business in, and is in good standing in, all other jurisdictions where the nature of its business or the nature of property owned or used by it makes such qualification necessary, except where the failure so to qualify would not have a material adverse effect on the financial condition, properties or operations of WMECO.

        3. NU is validly organized and duly existing as a voluntary association under the laws of the Commonwealth of Massachusetts, has the power under the Declaration of Trust and authority to own its property and assets and to carry on its business as now conducted and is duly qualified to do business in all other jurisdictions where the nature of its business or the nature of property owned or used by it makes such qualification necessary, except where the failure so to qualify would not have a material adverse effect on the financial condition, properties or operations of NU and its Principal Subsidiaries taken as a whole.

        4. Each of PSNH and NAEC is a corporation duly organized, validly existing and in good standing under the laws of the State of New Hampshire, has the requisite corporate power and authority to own its property and assets and to carry on its business as now conducted and is duly qualified to do business in, and is in good standing in, all other jurisdictions where the nature of its business or the nature of property owned or used by it makes such qualification necessary, except where the failure so to qualify would not have a material adverse effect on the financial condition, properties or operations of, in the case of PSNH, PSNH, or, in the case of NAEC, NAEC.

        5. The execution, delivery and performance by each Borrower of the Credit Agreement, and the execution, delivery and performance by each Borrower of the Notes of such Borrower, are within each such Borrower's respective corporate powers (or, in the case of NU, its powers under the Declaration of Trust) and have been duly authorized by all necessary corporate or other similar action, and, in all cases, do not and will not contravene (i) such Borrower's Charter or By-laws (ii) any law, or (iii) to the best of our knowledge, any contractual restriction contained in any material agreement binding on or affecting such Borrower or its properties or any of its Principal Subsidiaries or its properties. The Credit Agreement has been duly executed and delivered by each Borrower and the Notes of each Borrower have been duly executed and delivered by such Borrower.

        6. The Credit Agreement is the legal, valid and binding obligation of each Borrower enforceable against each Borrower in accordance with its terms, and the Notes of each Borrower are the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with their respective terms.

        7. There is no action or proceeding (including, without limitation, any action or proceeding relating to any environmental protection laws or regulations) pending or, to the best of our knowledge, threatened affecting any Borrower or its properties, or any of its Principal Subsidiaries or its properties, before any court, governmental agency or arbitrator (a) which affects or purports to affect the legality, validity or enforceability of (i) the Credit Agreement or any Note or (ii) the Existing Credit Facilities or (b) as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, would materially adversely affect the financial condition, properties or operations of such Borrower or, in the case of NU, NU and its Principal Subsidiaries taken as a whole, except, for purposes of this clause (b) only, such as is described in such Borrower's Disclosure Documents or in Schedule II to the Credit Agreement.

        8. No Governmental Approval referred to in clause (i) of the definition thereof contained in the Credit Agreement is required to be obtained or made (including without limitation any such Governmental Approval of the Connecticut Department of Public Utility Control or the Massachusetts Department of Public Utilities), except for an order of the Securities and Exchange Commission pursuant to the Public Utility Holding Company Act of
1935, as amended (the "35 Act"), approving the transactions contemplated by the Credit Agreement, which order has been duly obtained and is in full force and effect. The period for appeal of such order has not expired; however, the filing of an appeal of such order will not affect the validity of said transactions, unless such order has been otherwise stayed or any of the parties thereto has actual knowledge that any of such transactions constitutes a violation of the 35 Act or any rule or regulation thereunder. To the best of our knowledge, no such stay exists, and we have no reason to believe that any of such transactions constitutes any such violation.

        9. Each Borrower and each of its Principal Subsidiaries have obtained or made all Governmental Approvals referred to in clause (ii) of the definition thereof contained in the Credit Agreement except (i) those which are not yet required but which are obtainable in the ordinary course of business as and when required, (ii) those the absence of which would not materially adversely affect the financial condition, properties or operations of such Borrower or, in the case of NU, NU and its Principal Subsidiaries taken as a whole, or any Principal Subsidiary and (iii) those which such Borrower is diligently attempting in good faith to obtain, renew or extend, or the requirement for which such Borrower is contesting in good faith by appropriate proceedings or by other appropriate means; in each case described in the foregoing clause (iii) except as is disclosed in such Borrower's Disclosure Documents, such attempt or contest, and any delay resulting therefrom, is not reasonably expected to have a material adverse effect on the financial condition, properties or operations of such Borrower or, in the case of NU, NU and its Principal Subsidiaries taken as a whole, or any Principal Subsidiary or to magnify to any significant degree any such material adverse effect that would reasonably be expected to result from the absence of such Governmental Approval.

        10. All outstanding shares of capital stock having ordinary voting power for the election of directors of CL&P, WMECO, PSNH and NAEC are owned of record and beneficially by NU, free and clear of any Lien. NU is a "holding company" (as defined in the 35 Act).

The opinions set forth above are subject to the following qualifications:

        (a) Our opinion in paragraph 6 above (i) is subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law) and (ii) assume the binding effect of all documents referred to therein on all parties thereto other than the Borrowers.

        (b) We note further that, in addition to the effect of general principles of equity described in subparagraph (a) above, courts have imposed an obligation on contracting parties to act reasonably and in good faith in the exercise of their contractual rights and remedies, and may also apply public policy considerations in limiting the right of parties seeking to obtain indemnification under circumstances where the conduct of such parties in the circumstances in question is determined to have constituted negligence.

        (c) We express no opinion herein as to (i) Section 10.05 of the Credit Agreement, (ii) the enforceability of provisions purporting to grant to a party conclusive rights of determination, (iii) the availability of specific performance or other equitable remedies and (iv) the enforceability of waivers by parties of their respective rights and remedies under law.

        We are aware that King & Spalding will rely upon this opinion in rendering their opinion furnished pursuant to Section 5.01 (a) (viii)(C) of the Credit Agreement and we hereby authorize such reliance.

                                             Very truly yours,




PAGE>
                                                                EXHIBIT 5.01B-1



                              [Form of Opinion of Jeffrey C. Miller,
                                Assistant General Counsel of NUSCO]

                                      November __, 1996


To each of the Lenders and Co-Agents
parties to the Credit Agreement referred to below and to Citibank, N.A.
as Administrative Agent under
such Credit Agreement

Ladies and Gentlemen:

        I am the Assistant General Counsel of Northeast Utilities Service Company ("NUSCO"). This opinion is furnished to you pursuant to Section 5.01(a)(viii)(B) of the Credit Agreement dated as of November __, 1996 (the "Credit Agreement") among Northeast Utilities ("NU"), The Connecticut Light and Power Company ("CL&P") and Western Massachusetts Electric Company ("WMECO"; NU, CL&P and WMECO, each being a "Borrower", and collectively, the "Borrowers"), the Banks and Co-Agents named therein and Citibank, N.A. as Administrative Agent for the Lenders thereunder. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

        I have examined or caused to be examined by counsel associated with or engaged by me, including counsel employed by NUSCO, a counterpart of the Credit Agreement marked "Execution Copy" and the forms of notes attached thereto as Exhibits, together with the originals, or copies certified to my satisfaction, of such corporate or other similar records of the Borrowers and NUSCO, certificates of public officials and of officers of the Borrowers and NUSCO, and such other agreements, instruments and other documents, as I have deemed necessary as a basis for the opinions expressed below. In my examination of such agreements, instruments and documents, I have assumed the genuineness of all signatures, the authenticity of all agreements, instruments and documents submitted to me as originals, and the conformity to original agreements, instruments and documents of all agreements, instruments and documents submitted to me as certified, conformed or photostatic copies and the authenticity of the originals of such copies. As to questions of fact material to such opinions, I have assumed without verification and relied upon the accuracy of the representations as to factual matters set forth in the Credit Agreement and in certificates of each Borrower or its respective officers or of public officials. Nothing has come to my attention, however, calling into question the accuracy of such representations.

        I have assumed the due execution and delivery, pursuant to due authorization, by the Banks, the Administrative Agent and the Co-Agents of the Credit Agreement.

        I am qualified to practice law in the State of New York and for purposes of this opinion I do not purport to be an expert on any laws other than the laws of the State of New York, including any political subdivision thereof, and the Federal laws of the United States. Insofar as the opinions herein expressed are dependent upon matters arising under the laws of the Commonwealth of Massachusetts or concern the internal affairs of NU or WMECO, I have relied to the extent I deemed such reliance proper upon the opinion delivered to you today of Richard Early, Senior Counsel of NUSCO. In addition, insofar as the opinions herein expressed are dependent upon matters arising under the laws of the State of New Hampshire or concern the internal affairs of PSNH and NAEC, I have relied to the extent I have deemed such reliance proper upon the opinion delivered to you today of Catherine E. Shively, Senior Counsel of PSNH.

        Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

        1. WMECO is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, has the requisite corporate power and authority to own its property and assets and to carry on its business as now conducted and is duly qualified to do business in, and is in good standing in, all other jurisdictions where the nature of its business or the nature of property owned or used by it makes such qualification necessary, except where the failure so to qualify would not have a material adverse effect on the financial condition, properties or operations of WMECO.

        2. NU is validly organized and duly existing as a voluntary association under the laws of the Commonwealth of Massachusetts, has the power under its declaration of trust, as amended, and authority to own its property and assets and to carry on its business as now conducted and is duly qualified to do business in all other jurisdictions where the nature of its business or the nature of property owned or used by it makes such qualification necessary, except where the failure so to qualify would not have a material adverse effect on the financial condition, properties or operations of NU and its Principal Subsidiaries taken as a whole.

        3. To the best of my knowledge, the execution, delivery and performance by each Borrower of the Credit Agreement, and the execution, delivery and performance by each Borrower of the Notes of such Borrowers, do not and will not contravene any contractual restriction contained in any material agreement binding on or affecting such Borrower or its properties or any of its Principal Subsidiaries or its properties, and such execution, delivery and performance do not and will not result in or require the creation of any Lien upon or with respect to any of such Borrower's properties.

        4. There is no action or proceeding (including, without limitation, any action or proceeding relating to any environmental protection laws or regulations) pending or, to the best of my knowledge, threatened affecting any Borrower or its properties, or any of its Principal Subsidiaries or its properties, before any court, governmental agency or arbitrator (a) which affects or purports to affect the legality, validity or enforceability of (i) the Credit Agreement or any Note or (ii) the Existing Credit Facilities or
(iii) as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, would materially adversely affect the financial condition, properties or operations of such Borrower or, in the case of NU, NU and its Principal Subsidiaries taken as a whole, except, for purposes of this clause (b) only, such as is described in such Borrower's Disclosure Documents or in Schedule II to the Credit Agreement.

        5. No Governmental Approval referred to in clause (i) of the definition thereof contained in the Credit Agreement is required to be obtained or made (including without limitation any such Governmental Approval of the Connecticut Department of Public Utility Control or the Massachusetts Department of Public Utilities), except for an order of the Securities and Exchange Commission pursuant to the Public Utility Holding Company Act of
1935, as amended (the "35 Act"), approving the transactions contemplated by the Credit Agreement, which order has been duly obtained and is in full force and effect. The period for appeal of such order has not expired; however, the filing of an appeal of such order will not affect the validity of said transactions, unless such order has been otherwise stayed or any of the parties thereto has actual knowledge that any of such transactions constitutes a violation of the 35 Act or any rule or regulation thereunder. To the best of my knowledge, no such stay exists, and I have no reason to believe that any of such transactions constitutes any such violation.

        6. Each Borrower and each of its Principal Subsidiaries have obtained or made all Governmental Approvals referred to in clause (ii) of the definition thereof contained in the Credit Agreement except (i) those which are not yet required but which are obtainable in the ordinary course of business as and when required, (ii) those the absence of which would not materially adversely affect the financial condition, properties or operations of such Borrower or, in the case of NU, NU and its Principal Subsidiaries taken as a whole, or any Principal Subsidiary and (iii) those which such Borrower is diligently attempting in good faith to obtain, renew or extend, or the requirement for which such Borrower is contesting in good faith by appropriate proceedings or by other appropriate means; in each case described in the foregoing clause (iii), except as is disclosed in such Borrower's Disclosure Documents, such attempt or contest, and any delay resulting therefrom, is not reasonably expected to have a material adverse effect on the financial condition, properties or operations of such Borrower or, in the case of NU, NU and its Principal Subsidiaries taken as a whole, or any Principal Subsidiary or to magnify to any significant degree any such material adverse effect that would reasonably be expected to result from the absence of such Governmental Approval.

        7. All outstanding shares of capital stock having ordinary voting power for the election of directors of CL&P, WMECO, PSNH and NAEC are owned of record and beneficially by NU, free and clear of any Lien. NU is a "holding company" (as defined in the 35 Act).

        I have generally reviewed and discussed with certain officers and employees of, and counsel and independent public accountants for, the Borrowers and NUSCO, the statements set forth at Tab I in the Information Memorandum under the headings "Business Overview - Regulatory Issues - Rate Settlement" and "Dividend Paying Ability" (excluding the specific computations and projections included therein). On the basis of such review (but without independent check and verification), in my opinion such statements (excluding the specific computations and projections included therein) fairly summarize the legal matters, documents or proceedings (or portions thereof) referred to under such headings, and such summaries, reviewed together with the Borrowers' Disclosure Documents, do not omit to state any material fact necessary to make such summaries not misleading in light of the circumstances under which such statements were made.

        I am aware that Day, Berry & Howard and King & Spalding may rely upon the opinions set forth herein in rendering their opinions furnished pursuant to Sections 5.01 (a) (viii) (A) and (C), respectively, of the Credit Agreement, and I hereby authorize such reliance.

                                             Very truly yours,

                                                                EXHIBIT 5.01B-2

                     [Form of Opinion of Catherine E. Shively, Senior Counsel
                                             of PSNH]


                                         November __ 1996


To each of the Lenders and Co-Agents
parties to the Credit Agreement referred to below and to Citibank, N.A.
as Administrative Agent under
such Credit Agreement

Ladies and Gentlemen:

        I am a Senior Counsel of Public Service Company of New Hampshire ("PSNH"). This opinion is furnished to you pursuant to Section 5.01(a)(viii)(B) of the Credit Agreement dated as of November ___ 1996 (the "Credit Agreement") among Northeast Utilities ("NU"), The Connecticut Light and Power Company ("CL&P") and Western Massachusetts Electric Company ("WMECO"; NU, CL&P and WMECO, each being a "Borrower", and collectively, the "Borrowers"), the Banks and Co-Agents named therein and Citibank, N.A. as Administrative Agent for the Lenders thereunder. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

        I have examined a counterpart of the Credit Agreement marked "Execution Copy" and the forms of Notes attached thereto as Exhibits, together with the originals, or copies certified to my satisfaction, of such corporate or other similar records of PSNH and North Atlantic Energy Corporation ("NAEC"), certificates of public officials and of officers of PSNH and NAEC, and such other agreements, instruments and other documents, as I have deemed necessary as a basis for the opinions expressed below. In my examination of such agreements, instruments and documents, I have assumed the genuineness of all signatures, the authenticity of all agreements, instruments and documents submitted to me as originals, and the conformity to original agreements, instruments and documents of all agreements, instruments and documents submitted to me as certified, conformed or photostatic copies and the authenticity of the originals of such copies.

        I am qualified to practice law in the State of New Hampshire, and for purposes of this opinion I do not purport to be an expert on any laws other than the laws of the State of New Hampshire, including any political subdivision thereof.

        Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

        1. Each of PSNH and NAEC is a corporation duly organized, validly existing and in good standing under the laws of the State of New Hampshire, has the requisite corporate power and authority to own its property and assets and to carry on its business as now conducted and is duly qualified to do business in, and is in good standing in, all other jurisdictions where the nature of its business or the nature of property owned or used by it makes such qualification necessary, except where the failure so to qualify would not have a material adverse effect on the financial condition, properties or operations of, in the case of PSNH, PSNH, or, in the case of NAEC, NAEC.

        2. There is no action or proceeding (including, without limitation, any action or proceeding relating to any environmental protection laws or regulations) pending or, to the best of my knowledge, threatened affecting PSNH, NAEC or their respective properties before any court, governmental agency or arbitrator as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, would materially adversely affect the financial condition, properties or operations of PSNH or NAEC, except as is described in NU's Disclosure Documents or in Schedule II to the Credit Agreement.

        3. Each of PSNH and NAEC has obtained or made all Governmental Approvals referred to in clause (ii) of the definition thereof contained in the Credit Agreement except (i) those which are not yet required but which are obtainable in the ordinary course of business as and when required, (ii) those the absence of which would not materially adversely affect the financial condition, properties or operations of PSNH or NAEC, as the case may be, and
(iii) those which PSNH or NAEC, as the case may be, is diligently attempting in good faith to obtain, renew or extend, or the requirement for which PSNH or NAEC, as the case may be, is contesting in good faith by appropriate proceedings or by other appropriate means; in each case described in the foregoing clause (iii), except as is disclosed in NU's Disclosure Documents such attempt or contest, and any delay resulting therefrom, is not reasonably expected to have a material adverse effect on the financial condition, properties or operations of PSNH or NAEC, as the case may be, or to magnify to any significant degree any such material adverse effect that would reasonably be expected to result from the absence of such Governmental Approval.

        I am aware that Day, Berry & Howard, Jeffrey C. Miller and King & Spalding may rely upon the opinions set forth herein in rendering their opinions furnished pursuant to Sections 5.01(a)(viii)(A), (B) and (C), respectively, of the Credit Agreement, and I hereby authorize such reliance.

                                             Very truly yours,

                                                                EXHIBIT 5.01B-3


                            [Form of Opinion of Richard Early of NUSCO]

                                         November __ 1996


To each of the Lenders and Co-Agents
parties to the Credit Agreement referred to below and to Citibank, N.A.
as Administrative Agent under
such Credit Agreement

Ladies and Gentlemen:

        I am a Senior Counsel of Northeast Utilities Service Company ("NUSCO"). This opinion is furnished to you pursuant to Section 5.01(a)(viii)(B) of the Credit Agreement dated as of November __, 1996 (the "Credit Agreement") among Northeast Utilities ("NU"), The Connecticut Light and Power Company ("CL&P") and Western Massachusetts Electric Company ("WMECO"; NU, CL&P and WMECO, each being a "Borrower", and collectively, the "Borrowers"), the Banks and Co-Agents named therein and Citibank, N.A. as Administrative Agent for the Lenders thereunder. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

        In that connection, I have examined:

        (a) The declaration of trust of NU and all amendments thereto (the "Declaration of Trust") and the articles of incorporation of WMECO and all amendments thereto and the by-laws of WMECO and all amendments thereto, in each case as in effect on the date hereof;

        (b) Certificate of the Secretary of the Commonwealth of Massachusetts, dated October 22, 1996, attesting to the continued existence of WMECO in that state; and

        (c) Certificate of the Secretary of the Commonwealth of Massachusetts, dated October 23, 1996, attesting, among other things, to the filing of necessary certificates required to be filed by NU under Chapter 182 of the General Laws of the Commonwealth of Massachusetts.

        In addition, I have examined the originals, or copies certified to my satisfaction, of such corporate or other similar records of WMECO and NU, certificates of public officials and of officers of WMECO and NU, and such other agreements, instruments and other documents, as I have deemed necessary as a basis for the opinions expressed below. In my examination of such agreements, instruments and documents, I have assumed the genuineness of all signatures, the authenticity of all agreements, instruments and documents submitted to me as originals, and the conformity to original agreements, instruments and documents of all agreements, instruments and documents submitted to me as certified, conformed or photostatic copies and the authenticity of the originals of such copies. As to questions of fact material to such opinions, I have assumed without verification and relied upon the accuracy of the representations as to factual matters set forth in the Credit Agreement and in certificates of WMECO and NU or their respective officers. Nothing has come to my attention, however, calling into question the accuracy of such representations.

        I am qualified to practice law in the Commonwealth of Massachusetts and the State of Connecticut, and for purposes of this opinion I do not purport to be an expert on any laws other than the laws of the Commonwealth of Massachusetts, including any political subdivision thereof.

        Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

        (1) that WMECO is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, has the requisite corporate power and authority to own its property and assets and to carry on its business as now conducted and is duly qualified to do business in, and is in good standing in, all other jurisdictions where the nature of its business or the nature of property owned or used by it makes such qualification necessary, except where the failure so to qualify would not have a material adverse effect on the financial condition, properties or operations of WMECO.

        (2) that NU is validly organized and duly existing as a voluntary association under the laws of the Commonwealth of Massachusetts, has the power under the Declaration of Trust and authority to own its property and assets and to carry on its business as now conducted and is duly qualified to do business in all other jurisdictions where the nature of its business or the nature of property owned or used by it makes such qualification necessary, except where the failure so to qualify would not have a material adverse effect on the financial condition, properties or operations of NU and its Principal Subsidiaries taken as a whole.

In giving the opinion set forth in paragraph 2 above, I have relied on Commissioner of Corporations and Taxation v. City of Springfield, 321 Mass 31
(1947), in which the Massachusetts Supreme Judicial Court, after discussing the provisions of the Declaration of Trust of NU (then named "Western Massachusetts Companies") at pages 39 and 40, made the following statement: "The indenture created a trust and not a partnership." Nothing has occurred since the date of that decision which in my opinion affects the conclusiveness of that statement.

        I am aware that Day, Berry & Howard, Jeffrey C. Miller and King & Spalding may rely upon the opinions set forth herein in rendering their opinions furnished pursuant to Sections 5.01(a)(viii)(A), (B) and (C), respectively, of the Credit Agreement, and I hereby authorize such reliance.

                                             Very truly yours,

                                                                EXHIBIT 5.01C

                               [Form of Opinion of King & Spalding,
                                  Special New York Counsel to the
                                       Administrative Agent]


                                           [Closing Date]


To each of the Lenders parties to the Credit
Agreement referred to below and to
Citibank, N.A. as Administrative Agent
under the Credit Agreement


Northeast Utilities, The Connecticut Light and Power Company and Western Massachusetts Electric Company


Ladies and Gentlemen:

        This opinion is furnished to you pursuant to Section 5.01(a)(xiii)(C) of the Credit Agreement dated as of November __, 1996 (the "Credit Agreement") among Northeast Utilities, The Connecticut Light & Power Company and Western Massachusetts Electric Company (each being a "Borrower", and collectively, the "Borrowers"), the Banks and Agents named therein and certain Lenders from time to time party thereto and Citibank, N.A., as Administrative Agent for the Lenders. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

        We have acted as special New York counsel to the Administrative Agent in connection with the preparation, execution and delivery of the Credit Agreement.

        In that connection, we have examined the following documents:

               (a) counterparts of the Credit Agreement, executed by each of the parties thereto,

               (b) the Notes of each Borrower payable to the order of each Bank, executed by the Borrower party thereto, and

               (c) the other documents furnished to the Administrative Agent pursuant to Section 5.01(a) of the Credit Agreement, including, without limitation, the opinions of counsel (collectively, the "Opinions") delivered pursuant to Sections 5 .01(a)(viii)(A) and (B) of the Credit Agreement.

        In our examination of the documents referred to above, we have assumed the authenticity of all such documents submitted to us as originals, the genuineness of all signatures, the due authority of the parties executing such documents and the conformity to the originals of all such documents submitted to us as copies. We have further assumed that you have evaluated, and are satisfied with, the creditworthiness of each of the Borrowers and the business and financial terms evidenced by the Credit Agreement. We have relied, as to factual matters, on the documents we have examined.

        To the extent that our opinions expressed below involve conclusions as to matters governed by law other than the law of the State of New York, we have relied upon the Opinions and have assumed without independent investigation the correctness of the matters set forth therein, our opinions expressed below being subject to the assumptions, qualifications and limitations set forth in the Opinions.

        Based upon and subject to the foregoing, and subject to the qualifications set forth below, we are of the following opinion:

        1. The Credit Agreement is the legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms.

        2. The Notes of each Borrower, upon delivery for value received, will be the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with their terms.

        Our opinion is subject to the following qualifications:

        (a) The enforceability of the obligations of each Borrower under the Credit Agreement and the Notes is subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar law affecting creditors' rights generally.

        (b) The enforceability of the obligations of each Borrower under the Credit Agreement and the Notes is subject to the effect of general principles of equity, including (without limitation) concepts of materiality, reasonableness, good faith and fair dealing (regardless of whether considered in a proceeding in equity or at law). Such principles of equity are of general application, and, in applying such principles, a court, among other things, might not allow a contracting party to exercise remedies in respect of a default deemed immaterial, or might decline to order an obligor to perform covenants.

        (c) We note further that, in addition to the application of equitable principles described above, courts have imposed an obligation on contracting parties to act reasonably and in good faith in the exercise of their contractual rights and remedies, and may also apply public policy considerations in limiting the right of parties seeking to obtain indemnification under circumstances involving securities laws or where the conduct of such parties is determined to have constituted negligence.

        (d) We express no opinion herein as to (i) Section 10.05 of the Credit Agreement, (ii) the enforceability of provisions purporting to grant to a party conclusive rights of determination, (iii) the availability of specific performance or other equitable remedies, (iv) the enforceability of rights to indemnity under federal or state securities laws or (v) the enforceability of waivers by parties of their respective rights and remedies under law.

        (e) Our opinions expressed above are limited to the law of the State of New York, and we do not express any opinion herein concerning any other law.

        The foregoing opinion is solely for your benefit and may not be relied upon by any other Person or entity, other than any Person that may become a Lender under the Credit Agreement after the date hereof.

                                                     Very truly yours,

                                                                 EXHIBIT 10.07



                             ASSIGNMENT AND ACCEPTANCE


                                  Dated            ,


        Reference is made to the Credit Agreement, dated as of November    ,
1996 (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement"), among Northeast Utilities, The Connecticut Light and Power Company and Western Massachusetts Electric Company (collectively, the "Borrowers"), the Banks and Agents named therein, and Citibank, N.A., as Administrative Agent. Capitalized terms used herein and not defined shall have the meaning assigned to such terms in the Credit Agreement. Pursuant to the Credit Agreement, ________________ (the "Assignor") has committed to make advances ("Advances") to the Borrowers, which Advances are evidenced by the Notes issued by the Borrowers to the Assignor.

        The Assignor and                   (the "Assignee") agree as follows:

        1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, without recourse to the Assignor, a portion of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below) (other than in respect of Competitive Advances and Competitive Notes) which represents the percentage interest specified on Schedule 1 of all outstanding rights and obligations of the Lenders under the Credit Agreement (the "Assigned Interest"), including, without limitation, such percentage interest in the Commitment as in effect on the Effective Date, the Advances outstanding on the Effective Date and the Notes. After giving effect to such sale and assignment, the Assignee's Commitment will be as set forth in Section 2 of Schedule 1. The effective date of this sale and assignment shall be the date specified on Schedule 1 hereto (the "Effective Date").

        2. On the Effective Date, the Assignee will pay to the Assignor, in same day funds, at such address and account as the Assignor shall advise the Assignee, the principal amount of the Advances outstanding under the Credit Agreement which are being assigned hereunder, and the sale and assignment contemplated hereby shall thereupon become effective. From and after the Effective Date, the Assignor agrees that the Assignee shall be entitled to all rights, powers and privileges of the Assignor under the Credit Agreement and the Notes to the extent of the Assigned Interest, including without limitation
(i)the right to receive all payments in respect of the Assigned Interest for the period from and after the Effective Date, whether on account of principal, interest, fees, indemnities in respect of claims arising after the Effective Date (subject to Section 10.04 of the Credit Agreement), increased costs, additional amounts or otherwise; (ii)the right to vote and to instruct the Administrative Agent under the Credit Agreement based on the Assigned Interest;
(iii)the right to set-off and to appropriate and apply deposits of the Borrowers as set forth in the Credit Agreement; and (iv) the right to receive notices, requests, demands and other communications. The Assignor agrees that it will promptly remit to the Assignee any amount received by it in respect of the Assigned Interest (whether from the Borrowers, the Administrative Agent or otherwise) in the same funds in which such amount is received by the Assignor.

        3. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the Notes or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the Notes or any other instrument or document furnished pursuant thereto;
(iii)makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the performance or observance by the Borrowers of any of their respective obligations under the Credit Agreement or the Notes or any other instrument or document furnished pursuant thereto; (iv)makes no other representation or warranty with respect to any Borrower, the Credit Agreement, the Notes or any other instrument or document furnished pursuant thereto, except as expressly set forth in clause(i) of this Section 3; and (v)attaches its Notes which are subject to the assignment being made hereby and requests that the Administrative Agent obtain new Notes from the Borrowers in accordance with the terms of subsection 10.07(d) of the Credit Agreement.

        4. The Assignee (i)confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.01(f) and (g) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii)agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the Notes; (iii)appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the Notes as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv)agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the Notes are required to be performed by it as a Lender; (v)specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof; and (vi)attaches the forms prescribed by the Internal Revenue Service of the United States certifying as to the Assignee's status for purposes of determining exemption from United States withholding taxes with respects to all payments to be made to the Assignee under the Credit Agreement (and the Notes) or such other documents as are necessary to indicate that all such payments are subject to such rates at a rate reduced by an applicable tax treaty.

        5. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. Upon such acceptance and recording and receipt of any consent of the Borrower required pursuant to subsection 10.07(a), as of the Effective Date, the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Notes and the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement and the Notes.

        6. Upon such acceptance, recording and consent, from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

        7. This Lender Assignment shall be governed by, and construed in accordance with, the laws of the State of New York.

        8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

        IN WITNESS WHEREOF, the parties hereto have caused this Lender Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on
Schedule 1 hereto.

                                    Schedule 1
                                        to
                                  Lender Assignment
                                 Dated           , 19



Section 1.

        (a)    Total Credit Agreement Commitments:      $________

        (b)    Percentage Interest:{1}                   _________%

        (c)    Amount of Assigned Share:                $________


Section 2.

        Assignee's Commitment:                          $________


Section 3.

        Effective Date:{2}                              __________, 19__



                              [NAME OF ASSIGNOR], as Assignor


                                      By
                                         Title:


                              [NAME OF ASSIGNEE], as Assignee


                                      By
                                         Title:



                              Domestic Lending Office (and
                               address for notices):
                                 [Address]


                              Eurodollar Lending Office:
                               Address]


Accepted this      day
of             ,


CITIBANK, N.A.
   as Administrative Agent



By
   Title:

**FOOTNOTES**

{1}  Specify percentage to no more than 8 decimal points.

{2} See Section 10.07(a). Such date shall be at least 5 Business Days after the execution of this Lender Assignment.

Consented to:{3}

NORTHEAST UTILITIES


By:
    Name:
    Title:


THE CONNECTICUT LIGHT AND POWER
   COMPANY


By:
   Name:
   Title:


WESTERN MASSACHUSETTS ELECTRIC
   COMPANY


By:
   Name:
   Title:

**FOOTNOTES**

{3} Consent of the Borrower is required for all assignments except for any assignment by a Lender to any of its Affiliates or to any other Lender or any of its Affiliates.